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                        EX-10.4
                 Amendment to Loan and Security Agreement


                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

This AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of this 30 day of March, 2000, between Coast Business Credit(R), a division of Southern Pacific Bank ("Coast") and Media Outsourcing, Inc., formerly known as Direct Sales International, Inc. ("Borrower"), is made in reference to the following facts:

      A. Borrower previously entered into a Loan and Security Agreement with Coast dated as of January 28, 2000 as amended (the "Loan Agreement"). Unless otherwise defined, all capitalized terms used herein shall have the meanings given them in the Loan Agreement.

      B. Borrower and Lender wish to amend the Loan Agreement on the terms and subject to the conditions set forth in this Amendment.

      NOW THEREFORE, in consideration of the foregoing recitals and the terms and conditions hereof, the parties do hereby agree as follows, effective as of the date set forth above:

      1. Conditions Precedent. Paragraph 6 under Section 5.15 of the Schedule to the Loan Agreement, otherwise requiring Borrower to receive additional cash equity of $3,000,000 by March 31, 2000, is deleted in its entirety.

      2. Consolidated Net Worth. Paragraph 6 under Section 8.1 of the Schedule to the Loan Agreement is deleted in its entirety and replaced with the following:

      "Measured on a quarterly basis beginning March 31, 2000, it shall constitute an Event of Default if Symposium Corporation does not have a consolidated net worth (defined as shareholder equity plus subordinated debt) of not less than $9,000,000."

      3. Excess Availability. The following is added as a new Paragraph 12 under
Section 8.1 of the Schedule to the Loan Agreement:

      "Borrower shall maintain at all times minimum excess borrowing availability of not less than the following amounts for the following respective periods: (a) $750,000 from April 1, 2000 through April 30, 2000; (b) $1,000,000 from May 1, 2000 through June 30, 2000; and (c) $2,000,000 thereafter; provided that if Borrower raises additional cash equity of $3,000,000 and no Event of Default has occurred or is continuing, then the foregoing minimum excess availability requirement shall be reduced to $750,000. If Borrower fails at any time to maintain the required minimum excess borrowing availability, Borrower shall have 45 days from the date of the breach to cure the deficiency, provided that the foregoing 45 day cure period shall only be available for one such breach every 30 days. Borrower's failure to cure any such breach within the 45 day cure period or the occurrence of a breach where no cure period is applicable shall, in either case, constitute an Event of Default."

      4. Opening Balance Sheet. Coast hereby extends the time for receipt of the opening balance sheet for Borrower and its subsidiaries from March 31, 2000 to April 12, 2000.

      5. Amendment Fee. In consideration of this Amendment, Borrower shall pay to Coast on the date hereof an amendment fee of $150,000. This amendment fee shall be deemed fully earned upon execution of this Amendment and shall be in addition to all other fees and charges payable by Borrower to Coast.

      6. Reaffirmation. Except as modified by the terms herein, the Loan Agreement and the other Loan Documents remain in full force and effect. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement or documents related thereto, the terms and provisions of this Amendment shall govern.


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      7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signatures.

      8. Governing Law. This Amendment shall be governed by the laws of the State of California.

      9. Attorneys' Fees; Costs; Jury Trial Waiver. Borrower agrees to pay, on demand, all attorneys' fees and costs incurred in connection with the negotiation, documentation and execution of this Amendment. If any legal action or proceeding shall be commenced at any time by any party to this Amendment in connection with its interpretation or enforcement, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled. Each of Coast and Borrower hereby waives its right to a jury trial in any such action or proceeding.

COAST BUSINESS CREDIT, a division of Southern Pacific Bank

By:_______________________________________

Its:______________________________________


MEDIA OUTSOURCING, INC., formerly known as Direct Sales International, Inc.

By:_______________________________________

Its:______________________________________


Each of the undersigned Guarantors hereby acknowledges and consents to the foregoing Amendment and confirms and agrees that its Guaranty executed in favor of Coast shall remain in full force and effect in accordance with its terms.

SYMPOSIUM CORPORATION

By:_______________________________________

Its:______________________________________


MEDIA OUTSOURCING, LLC

By:_______________________________________

Its:______________________________________


DSI COMMUNICATIONS, LLC

By:_______________________________________

Its:______________________________________


NATIONAL READERS SERVICE, INC.

By:_______________________________________


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Its:______________________________________


__________________________________________
Ronald Altbach


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